Exhibit 3.1

State of North Carolina

Department of the Secretary of State

ARTICLES OF INCORPORATION

Pursuant to §55-2-02 of the General Statutes of North Carolina, the undersigned does hereby submit these Articles of Incorporation for the purpose of forming a business corporation.

1. The name of the corporation is AXIUM PHARMACEUTICALS INC.

2. The number of shares the corporation is authorized to issue is: 2,500,000,000

3. These shares shall be:

a. [X] All of one class, designated as common stock; or

b. [_] Divided into classes or series within a class as provided in the attached schedule.

  with the information required by N.C.G.S. Section 55-6-01

4. The name of the initial registered agent is WHITE OAK INDUSTRIES HOLDING INC.

5. The North Carolina street address and county of the initial registered office of the corporation is:

Number and Street: 265 EASTCHESTER DR #133

City HIGHPOINT, State NC, Zip Code 27262, County GUILFORD

6. The mailing address if different from the street address of the initial registered office is:

Number and Street: P.O. BOX 4181

City ARCHDALE, State NC, Zip Code 27263, County GUILFORD

7. Principal office information:

a. [X] The corporation has a principal office.

The principal office telephone number: 1-888-805-7734

The street address and county of the principal office of the corporation is:

Number and Street: 265 EASTCHESTER DR #133

City HIGHPOINT, State NC, Zip Code 27262, County GUILFORD

8. Any other provisions, which the corporation elects to include, i.e., the purpose of the corporation, are attached.

9. The name and address of each incorporator is as follows:

Name	Address
ANTHONY HARRELSON	P.O./ BOX 4181, ARCHDALE, NC, 27263

10. (Optional): Listing of Company Officers

Name	Address	Title
ANTHONY HARRELSON		CEO

12. These articles will be effective upon filing, unless a future date is specified:

This the 30 day of May 2017

/s/ Anthony Harrelson

ANTHONY HARRELSON, Incorporator

1

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

AXIUM PHARMACEUTICALS INC

the original of which was filed in this office on the 19th day of July, 2017.

2

State of North Carolina

Department of the Secretary of State

ARTICLES OF AMENDMENT

BUSINESS CORPORATION

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1. The name of the corporation is: AXIUM PHARMACEUTICALS INC.

2. The text of each amendment adopted is as follows (State below or attach):

It is adopted to create and authorize 5,000,000 shares of preferred stock for AXIUM PHARMACEUTICALS INC. In addition to the already authorized common shares.

Notice was waived by the attendance in person of all Shareholders and Directors of the Corporation without objection to the holding of this meeting.

3. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

There were no exchanges, reclassifications, or cancelations, of issued shares for implementing the amendment.

4. The date of adoption of each amendment was as follows: 06/19/2017

5. (Check either a, b, c, or d,)

a. [_] The amendment(s) was (were) duly adopted by the incorporators prior to the issuance of shares.

b. [X] The amendment(s) was (were) duly adopted by the board of directors prior to the issuance of shares.

c. [_] The amendment(s) was (were) duly adopted by the board of directors without shareholder action as shareholder action was not required because ________________

d. [_] The amendment(s) was (were) approved by shareholder action, and such shareholder approval was obtained as required by Chapter 55 of the North Carolina General Statutes.

6. These articles will be effective upon filing, unless a delayed time and date is specified:

_______________________________

This the 19 day of July, 2017

AXIUM PHARMACEUTICALS INC.
Name of Corporation

/s/ Anthony Harrelson
Signature

Anthony Harrelson CEO
Type or Print Name and Title

3

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

AXIUM PHARMACEUTICALS INC

the original of which was filed in this office on the 28th day of September, 2017.

4

State of North Carolina

Department of the Secretary of State

ARTICLES OF AMENDMENT

BUSINESS CORPORATION

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1. The name of the corporation is: AXIUM PHARMACEUTICALS INC.

2. The text of each amendment adopted is as follows (State below or attach):

It is adopted that the articles of incorporation are hereby amended and so that the terms Ordinary A shares and Deferred shares will not be used by this corporation and that no Ordinary A shares and Deferred shares have been or will be issued by the corporation AXIUM PHARMACEUTICALS INC. It is further adopted that these shall serve as the articles of the corporation.

Notice is waived by the attendance in person of all Shareholders and directors of the corporation without objection to the holding of this meeting.

3. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

There were no exchanges, reclassifications, or cancellations, of issued shares for implementing the amendment.

4. The date of adoption of each amendment was as follows: 9/27-2017

5. (Check either a, b, c, or d,)

a. [_] The amendment(s) was (were) duly adopted by the incorporators prior to the issuance of shares.

b. [X] The amendment(s) was (were) duly adopted by the board of directors prior to the issuance of shares.

c. [_] The amendment(s) was (were) duly adopted by the board of directors without shareholder action as shareholder action was not required because ________________

d. [_] The amendment(s) was (were) approved by shareholder action, and such shareholder approval was obtained as required by Chapter 55 of the North Carolina General Statutes.

6. These articles will be effective upon filing, unless a delayed time and date is specified:

_______________________________

This the 27 day of September, 2017

AXIUM PHARMACEUTICALS INC.
Name of Corporation

/s/ Anthony Harrelson
Signature

Anthony Harrelson CEO
Type or Print Name and Title